                                                                     Exhibit 4.1


COMMON STOCK                                                        COMMON STOCK

INCX-                          [INTERCHANGE LOGO]

INCORPORATED UNDER THE                                           SEE REVERSE FOR
LAWS OF THE STATE OF DELAWARE                                CERTAIN DEFINITIONS

                                                               CUSIP 45845K 10 9

THIS CERTIFIES THAT


IS THE RECORD HOLDER OF

  FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.00001 PAR VALUE, OF
                            INTERCHANGE CORPORATION
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Douglas S. Norman          [INTERCHANGE CORPORATION      /s/ Heath B. Clarke
                             CORPORATE SEAL 1999 DELAWARE]

Chief Financial Officer                                          Chairman of
and Secretary                                                    the Board and
                                                                 Chief Executive
                                                                 Officer
COUNTERSIGNED AND REGISTERED:
     U.S. STOCK TRANSFER CORPORATION
          TRANSFER AGENT AND REGISTRAR
BY


                    AUTHORIZED SIGNATURE

                            INTERCHANGE CORPORATION

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporations's Secretary at the principal office of the Corporation.

-------------------------------------------------------------------------------

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common     UNIF GIFT MIN ACT-          Custodian
TEN ENT- as tenants by the entireties               ----------         ---------
JT TEN- as joint tenants with right                   (Cust)            (Minor)
        of survivorship and not as                 under Uniform Gifts to Minors
        tenants in common                          Act
                                                      --------------------------
                                                            (State)
                               UNIF TRF MIN ACT-      Custodian (until age     )
                                                ------                    -----
                                                (Cust)
                                                         under Uniform Transfers
                                                ---------
                                                 (Minor)

                                                to Minors Act
                                                             -------------------
                                                                 (State)

    Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED,                hereby sell, assign and transfer(s) unto
                        ----------------

--------------------------------------------------------------------------------


  PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE


------------------------------------


--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                          Shares
--------------------------------------------------------------------------
of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated                                   X
     --------------------------------    ---------------------------------------

                                        X
                                         ---------------------------------------
                                         NOTICE: THE SIGNATURE TO THIS
                                         ASSIGNMENT MUST CORRESPOND WITH THE
                                         NAME(S) AS WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:


By
  -------------------------------------
  THE SIGNATURE(S) MUST BE GUARANTEED
  BY AN ELIGIBLE GUARANTOR INSTITUTION,
  (BANKS, STOCKBROKERS, SAVINGS AND
  LOAN ASSOCIATIONS AND CREDIT UNIONS
  WITH MEMBERSHIP IN AN APPROVED
  SIGNATURE GUARANTEE MEDALLION
  PROGRAM), PURSUANT TO S.E.C. RULE
  17Ad-15.








KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.